                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2005
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21324                    06-1344888
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code: 203-425-8000
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                         (Former name or former address,
                         if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

            Item 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
                        LISTING RULE OR STANDARD; TRANSFER OF LISTING.

            NYFIX,  Inc. (the  "Company")  has been informed by the Nasdaq Stock
            Market  ("NASDAQ")  that,  in a decision  dated June 14,  2005,  the
            NASDAQ  Listing  Qualifications  Panel  determined  to continue  the listing of the Company's  securities on The NASDAQ National  Market, subject to the Company's  filing of its 2004 Form 10-K and its first quarter  2005 Form  10-Q on or before  June 30,  2005.  For  further information  relating  to the  Company's  proceedings  with  NASDAQ, please see the Company's Form 8-K filed April 8, 2005.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NYFIX, INC.

                                            By: /s/ Mark R. Hahn
                                                --------------------------------
                                                Mark R. Hahn
                                                Chief Financial Officer
June 16, 2005